SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC GROWTH EQUITY FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(Each, a “Fund,” together, the “Funds”)

The first footnote to the Transfer Agency Fee schedule in the sub-section of the Funds’ Statements of Additional Information entitled “TRANSFER AGENT” in the section entitled “OTHER SERVICE PROVIDERS” is replaced with the following:

1 The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ("sub-transfer agency fees"). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to ten percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.

July 14, 2009	584721 (7/09)